EXHIBIT 99
Contact:
Jon Mills
Director, External Communications
317-658-4540
jon.mills@cummins.com

February 11, 2022

For Immediate Release

Cummins elects Jennifer Rumsey to its Board of Directors

Columbus, Ind. – Today, Cummins Inc. (NYSE: CMI) announced Jennifer Rumsey, its President and Chief Operating Officer, has been elected to the company’s Board of Directors.
“I am thrilled Jennifer Rumsey will join the Cummins Board of Directors,” said Tom Linebarger, Chairman and CEO, Cummins Inc. “Jen brings the skills and perspectives we need to address the biggest challenges of our time. Decarbonization is a growth opportunity for Cummins and essential to our planet and we will need Jen’s deep technical knowledge along with her customer and market knowledge to evolve our technologies and our business. She has played a key role in the development of products that bring our brand promise to life and further our aggressive sustainability commitments. Her 25-year career has focused on advancing technology and bringing products to market that make a positive difference in the world.”
Rumsey began her Cummins career working on the first products where Cummins introduced emissions aftertreatment systems. Since then, Rumsey has worked across the product lifecycle and in various parts of the business - from advanced research to product quality - and has been deeply engaged with some of the company’s most important OEM partners.
While serving as Chief Technical Officer, Rumsey led Cummins’ efforts to reduce criteria pollutants from its products. Rumsey was critical in the decisions to make strategic investments in key technologies and markets to transition to lower carbon emissions products, laying the foundation for what has resulted in the New Power Business and for Destination Zero, Cummins’ path to zero emissions strategy.
As the President of Components, Rumsey oversaw a global portfolio of business units. While in that role, COVID-19 forced Rumsey to navigate some of the most complex business conditions in the company’s history while simultaneously resetting the strategic aim for Components to maximize future growth opportunities. Under Rumsey’s leadership, Components launched National Standard VI (NSVI) products in China and Bharat Stage VI (BSVI) products in India designed to reduce emissions while offering industry leading performance.
Linebarger added, “When faced with COVID-19 and supply chain challenges, we quickly saw Jen’s agility in action, a reflection of how she understands that our ability to adapt and be flexible is critical to operating in a changing environment.”
While President of the Components business, Rumsey was also a member of the Eaton Cummins joint venture Board of Directors and played a key role in launching the Endurant transmission in China. In 2021, the Components business revenues in China and India combined approached two billion dollars, reflecting the success of the new products launched with our customers and partners.
In March 2021, Rumsey was promoted to President and Chief Operating Officer, overseeing Cummins’ global operations. Rumsey also has maintained a relentless focus on our customers, working collaboratively to address global supply constraints. The company recently reported record revenues for 2021, and Rumsey’s leadership during this period was instrumental in delivering those results.
Rumsey is a member of the Society of Women Engineers, Society of Automotive Engineers, the Purdue Engineering Advisory Committee and Women in Trucking Association. She holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Master of Science in Mechanical Engineering from Massachusetts Institute of Technology. Throughout her career, she has been an advocate for diversity, equity and inclusion and women in STEM fields.
About Cummins Inc.
Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, electric power generation systems, batteries, electrified power systems, hydrogen generation and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 59,900 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.1 billion on sales of $24.0 billion in 2021. See how Cummins is powering a world that’s always on by accessing news releases and more information at https://www.cummins.com/always-on.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; any adverse effects of the U.S. government's COVID-19 vaccine mandates; changes in taxation; global legal and ethical compliance costs and risks; increasingly stringent environmental laws and regulations; future bans or limitations on the use of diesel-powered products; raw material, transportation and labor price fluctuations and supply shortages; aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, bankruptcy or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; challenging markets for talent and ability to attract, develop and retain key personnel; climate change and global warming; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.